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                                                                      Exhibit 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-64404 and 333-40788) of Lante Corporation of our report dated January 23, 2002 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


                                                  /s/ PricewaterhouseCoopers LLP


Chicago, Illinois
March 28, 2002